SUPPLEMENT DATED JULY 10, 2025 TO
THE PROSPECTUS DATED APRIL 16, 2025

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Funds regarding Onchain Economy ETF (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the Fund’s Prospectus is supplemented as follows:

The “Annual Fund Operating Expenses” and “Expense Example” tables (including the related footnotes) as included under the Fund’s “Summary Information” section of the Prospectus are hereby deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.69%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(a)	0.69%

(a) Van Eck Absolute Return Advisers Corporation (the “Adviser” or "VEARA") will pay all expenses of the Fund (inclusive of any Subsidiary (as defined below) expenses), except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2026.
(b) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$70
3	$221

Please retain this supplement for future reference.